Fixed Assets, net & Right-of-use Assets	12 Months Ended
Dec. 31, 2021
Fixed Assets, net & Right-of-use Assets
Fixed Assets, net & Right-of-use Assets

5. Fixed Assets, net & Right-of-use Assets

Fixed assets, net consisted of the following (in thousands):

	Vessel	Accumulated	Net Book
	Costs	Depreciation	Value
As of January 1, 2019	$3,224,253	$(743,924)	$2,480,329
Additions	6,050	—	6,050
Depreciation	—	(96,505)	(96,505)
As of December 31, 2019	$3,230,303	$(840,429)	$2,389,874
Additions	191,594	—	191,594
Depreciation	—	(101,531)	(101,531)
As of December 31, 2020	$3,421,897	$(941,960)	$2,479,937
Additions	495,546	—	495,546
Depreciation	—	(113,832)	(113,832)
As of December 31, 2021	$3,917,443	$(1,055,792)	$2,861,651

5. Fixed Assets, net & Right-of-use Assets (Continued)

On July 7, 2021, the Company entered into an agreement to acquire six 5,466 TEU sister vessels Wide Alpha, Wide Bravo, Maersk Euphrates, Wide India, Wide Juliet and Wide Hotel (built in 2014 through 2015) together with their existing charter agreements for an aggregate gross purchase price amounting to $260.0 million in cash, which was fully paid by September 30, 2021. The vessels were delivered from August 25, 2021 to October 6, 2021. The aggregate fair value of the assumed time charter liabilities was estimated at $74.1 million and is amortized under the straight line method over their estimated remaining charter duration. The weighted average remaining charter duration is 2.0 years at inception. The amortization of these assumed time charters amounted to $12.3 million for the period ended December 31, 2021 and is presented under “Operating revenues” in the Consolidated Statements of Income. The aggregate future amortization of the assumed time charters as of December 31, 2021 is as follows (in thousands):

Amortization for the periods ending:
December 31, 2022	$36,454
December 31, 2023	20,806
Until April 2024	4,534
Total	61,794
Less: Current portion	(36,454)
Total non-current portion	$25,340

The amount of $36.5 million is presented under current “Unearned revenue” and $25.3 million under “Unearned revenue, net of current portion” in the Consolidated Balance Sheet as of December 31, 2021.

In the year ended December 31, 2020, the Company acquired vessels Niledutch Lion, Phoebe, Charleston, Bremen and C Hamburg for total acquisition costs of $141.9 million. Additionally, in the first half of 2020, the Company installed scrubbers on nine of its vessels with total costs of $39.9 million.

As of December 31, 2021, the Company concluded that no events and circumstances triggered the existence of potential impairment of the Company’s vessels as none of our vessels have current market value below its carrying value. As of December 31, 2020, the Company concluded that events and circumstances triggered the existence of potential impairment for some of the Company’s vessels. These indicators included volatility in the charter market and the vessels’ market values, as well as the potential impact the current marketplace may have on its future operations. As a result, the Company performed step one of the impairment assessment for some of the Company’s vessels by comparing the undiscounted projected net operating cash flows for each of these vessels to its carrying values. As at December 31, 2020, the Company’s assessment concluded that step two of the impairment analysis was not required for any vessel, as the undiscounted projected net operating cash flows of all vessels exceeded the carrying value of the respective vessels. As of December 31, 2021 and 2020, no impairment loss was identified.

The residual value (estimated scrap value at the end of the vessels’ useful lives) of the fleet was estimated at $504.1 million and $428.2 million as of December 31, 2021 and December 31, 2020, respectively. The Company has calculated the residual value of the vessels taking into consideration the 10 year average and the 5 year average of the scrap. The Company has applied uniformly the scrap value of $300 per ton for all vessels. The Company believes that $300 per ton is a reasonable estimate of future scrap prices, taking into consideration the cyclicality of the nature of future demand for scrap steel. Although the Company believes that the assumptions used to determine the scrap rate are reasonable and appropriate, such assumptions are highly subjective, in part, because of the cyclical nature of future demand for scrap steel.

On May 12, 2020, the Company refinanced the existing leaseback obligation related to the vessels Hyundai Honour and Hyundai Respect with a new sale and leaseback arrangement amounting to $139.1 million with a four years term, at the end of which the Company will reacquire these vessels for an aggregate amount of $36.0 million or earlier, at the Company’s option, for a purchase price set forth in the agreement. This arrangement did not qualify for a sale of the vessels and the net proceeds were recognized as a financial leaseback liability.

5. Fixed Assets, net & Right-of-use Assets (Continued)

On April 12, 2021, the Company entered into a sale and leaseback arrangement with Oriental Fleet International Company Limited (“Oriental Fleet”) for the vessels CMA CGM Melisande, CMA CGM Attila, CMA CGM Tancredi, CMA CGM Bianca and CMA CGM Samson amounting to gross proceeds of $135.0 million with a five year term, at the end of which the Company will reacquire these vessels for an aggregate amount of $31.0 million or earlier, at the Company’s option, for a purchase price set forth in the agreement. This new arrangement did not qualify for a sale of the vessels and the net proceeds were recognized as a financial leaseback liability.

On July 1, 2021, the Company acquired right-of-use assets and assumed finance lease liability related to the Gemini’s vessels Suez Canal and Kota Lima (ex Genoa), which expires in July 2022 - see also Note 3 ”Acquisitions”.

Under these lease arrangements, the Company is required to be in compliance with the same financial covenants as required by the Citibank/Natwest $815 million senior secured facility - see Note 10 “Long-Term Debt, net”.

The carrying value of the vessels subject to leasing obligations amounted to $766.2 million as of December 31, 2021.

The scheduled leaseback instalments subsequent to December 31, 2021 are as follows (in thousands):

Instalments due by period ended:
December 31, 2022	$95,772
December 31, 2023	55,878
December 31, 2024	56,366
December 31, 2025	7,209
Until April 2026	32,777
Total leaseback instalments	248,002
Less: Imputed interest	(21,531)
Total leaseback obligation	226,471
Less: Deferred finance costs, net	(4,143)
Less: Current leaseback obligation	(85,815)
Leaseback obligation, net of current portion	$136,513